P . 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS Investor Presentation November 2023 EXHIBIT 99.1

P . 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION, OUTLOOK AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS, OUTLOOK AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD- LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE EXTENSIVE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO, OR MAY BECOME A PARTY TO IN THE FUTURE, INCLUDING THE CONSUMER FINANCIAL PROTECTION BUREAU (THE “CFPB”) LAWSUIT FILED AGAINST THE COMPANY; RISKS RELATED TO THE COMPANY’S ACQUISITIONS, INCLUDING THE FAILURE OF THE COMPANY’S ACQUISITIONS, TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY AND THE ABILITY OF THE COMPANY TO CONTINUE TO IDENTIFY AND CONSUMMATE ACQUISITIONS ON FAVORABLE TERMS; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS, INCLUDING, AS A RESULT TO, CHANGES IN THE GENERAL ECONOMIC CONDITIONS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, INCLUDING AS A RESULT OF INFLATION AND RISING INTEREST RATES, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. Cautionary Statement Regarding Forward-Looking Statements

P . 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND A LEADING PROVIDER OF RETAIL POINT-OF-SALE (“POS”) PAYMENT SOLUTIONS — U.S. Pawn: 29 States and the District of Columbia — Latin America Pawn : Mexico, Guatemala, Colombia and El Salvador PAWN OPERATIONS RETAIL POS PAYMENT SOLUTIONS — AMERICAN FIRST FINANCE (“AFF”) PROVIDES LEASE-TO-OWN (“LTO”) AND RETAIL POINT-OF-SALE PAYMENT SOLUTIONS — AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO PRE-TAX INCOME BY SEGMENT 54% 26% 20% U.S. PAWN LATAM PAWN RETAIL POS PAYMENT SOLUTIONS 2023 FORECAST TOTAL PAWN = 80%

P . 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWN OPERATIONS

P . 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSPAWN PRODUCT OVERVIEW PAWN LOANS ARE CUSTOMER FRIENDLY ‒ NON-RECOURSE LOANS ‒ NO CREDIT CHECK OR BANK ACCOUNT REQUIRED ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: 1 4 2 As of 09/30/2023 $89 $245 $0 $50 $100 $150 $200 $250 $300 LATAM U.S. PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME LESS THAN 15 MINUTES RETAIL SALES PAWN SERVICE FEES PAWN LOANS HAVE LIMITED CREDIT RISK ‒ FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS 3 TYPICAL RETAIL MARGIN: 35% - 45% AVERAGE MONTHLY FEE OF $25 - $30 IN THE U.S. AND $11 - $14 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE — COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE — COLLATERAL RETURNED TO CUSTOMER ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET MAKE DECISION TO SELL OR TAKE A PAWN LOAN ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) INVENTORY PAWN FE S

Data Analytics Deliver Scalable High Performing Operating Metrics

FirstCash
NASDAQ: FCFS

1. DATA FROM 2,900+ LOCATIONS CONTINUALLY CAPTURED AND REFRESHED FROM MORE THAN 12 MILLION ANNUAL RESALE TRANSACTIONS
   - MERCHANDISE INVENTORY SALES DATABASE PROVIDES REAL-TIME PRICING, TURNOVER AND MARGIN DATA BY MERCHANDISE CATEGORY
   - PAWN LENDING METRICS INCLUDING COLLATERAL MIX, LOAN-TO-VALUE AND REDEMPTION RATES ARE TRACKED CONTINUALLY
2. FIRSTCASH'S PAWNBROKERS UTILIZE AI-LIKE PROPRIETARY ALGORITHMS TO DETERMINE COLLATERAL VALUE, LOAN-TO-VALUE RATIOS AND RETAIL PRICING
3. ANALYTICS AND ALGORITHMS PROVIDE PRODUCT AND CUSTOMER PERFORMANCE METRICS THAT DRIVE PREDICTABLE YIELDS AND SALES MARGINS



FIRSTCASH HOLDINGS, INC.

P. 6

P . 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $3.3 $3.9 $4.3 $4.8 $4.9 $5.2 $5.3 $5.2 $5.2 $5.4 $5.9 $6.0 $6.0 $5.0 $5.3 $5.7 $5.9 $0.0 $2.5 $5.0 $7.5 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3 2023 $555 $612 $654 $717 $782 $828 $816 $782 $743 $717 $743 $776 $799 $726 $686 $806 $863 $0 $250 $500 $750 $1,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3 2023 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND NOT SUBJECT TO CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN DURING THE FINANCIAL CRISIS: ‒ STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012; LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD ‒ RETAIL GROSS PROFIT IN THE U.S. INCREASED 25% FROM 2007 TO 2012; LATAM STORES INCREASED 59% OVER THE SAME PERIOD CURRENT TRAILING TWELVE-MONTH PERFORMANCE IS NOW ABOVE RESULTS DURING THE GREAT FINANCIAL CRISIS Pawn Performs Well Across Economic Cycles LATAM LEGACY1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG TTM PER STORE DOMESTIC LEGACY1 CORE GROSS PROFIT $ IN THOUSANDS — AVG TTM PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 1 2 3 4 PAWN FEESRETAIL GROSS PROFIT Financial Crisis COVID

Pawn Collateral and Inventory Composition

FirstCash
NASDAQ: FCFS



JEWELRY
ELECTRONICS
TOOLS
SPORTING GOODS
MUSICAL INSTRUMENTS
OTHER
U.S. PAWN
69%
11%
PAWN COLLATERAL
55%
15%
INVENTORY
LATAM PAWN
34%
47%
PAWN COLLATERAL
32%
50%
INVENTORY
CONSOLIDATED PAWN
58%
22%
PAWN COLLATERAL
48%
26%
INVENTORY

As of 09/30/2023

FIRSTCASH HOLDINGS, INC.

P. 8

P . 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 2,988 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – September 2023 FirstCash Pawn Segment History Primary long-term business plan is to continue growing pawn revenues and income by opening new (“de novo”) retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 460 STORES ADDED SINCE 2020 238 NEW STORE OPENINGS AND 222 ACQUIRED SINCE 2017 — 1,237 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 1 As of 09/30/2023

ESG: Sustainability is Core to FirstCash

Replacing Take → Make → Dispose with Buy → Use → Return

FirstCash®
NASDAQ: FCFS

PAWNSHOPS PIONEERED CIRCULAR ECONOMY

- NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN "CIRCULAR ECONOMY"

EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS

- INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE'S GEOGRAPHIC NEIGHBORHOOD

SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE

- LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES

SAFE ENVIRONMENT

- BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS



FIRSTCASH HOLDINGS, INC.

P.10

FirstCash
NASDAQ: FCFS

ESG: Commitment to Social Responsibility



1 Employee Empowerment

- Employee-training programs that promote customer service and professionalism
- Specialized skill training programs in lending practices, merchandise valuation and regulatory compliance
- Profit sharing programs which pay on average 4-5% of gross profit directly to employees

2 Customer and Employee Protections

- Committed to health, safety and wellness through employee benefit programs and robust physical security infrastructure
- Consumer protection programs focused on privacy, regulatory compliance and data security

3 Diverse Workplace


Global Gender
All Employees
Management
56%
44%
54%
46%
Women
Men


U.S. Race & Ethnicity
All Employees
Management
71%
29%
65%
35%
Diverse
Non-Diverse

As of 12/31/2022

FIRSTCASH HOLDINGS, INC.
P. 11

P . 1 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS ALMOST 1,200 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA DOMESTIC PAWN SEGMENT

P . 1 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS 27 27 22 47 30 88 0 30 60 90 2018 2019 2020 2021 2022 YTD-2023 U.S. Pawn Segment 29 U.S. States and the District of Columbia PAWN LOCATIONS BY STATE CONTINUED GROWTH OPPORTUNITIES U.S. PAWN MARKET IS LARGE AND HIGHLY FRAGMENTED — OVER 12,000 ESTIMATED PAWN SHOPS IN U.S. FIRSTCASH EXPANSION FOCUSED ON MARKETS WITH: ‒ GROWING POPULATIONS ‒ FAVORABLE CUSTOMER DEMOGRAPHICS ‒ STABLE REGULATIONS ‒ LIMITED OVERLAP WITH EXISTING LOCATIONS U.S. STORE ADDITIONS BY YEAR As of 09/30/2023 NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 29 30 48 478 6 1 6 25 1 19 36 29 23 22 61 54 4924 87 49 23 9 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA 241 LARGE FORMAT STORES ADDED SINCE 2018

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 4 $305 $335 $179 $205 $0 $100 $200 $300 $400 $500 Q3 2022 Q3 2023 Q3 2022 Q3 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q3 2023 U.S. Pawn Segment Highlights — $ in Millions +10% +15% $280 $341 15% 8% 5% 6% 11% 0% 6% 12% 18% 24% $0 $100 $200 $300 $400 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 ALL STORES SAME-STORES YOY % REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $70 $84 $0 $25 $50 $75 $100 $125 Q3 2022 Q3 2023 138% 148% 174% 170% 156% 161% 0% 50% 100% 150% 200% $0 $250 $500 $750 $1,000 2018 2019 2020 2021 2022 TTM Q3 2023 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 44% 44% 41% 43% 16% 21% 23% 25% 0% 15% 30% 45% 60% Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETSMARGINS: +20% +22% YOY

LatAm Pawn Segment



FirstCash
Nasdaq: FCFS
FIRSTCASH
EMPEÑO Y JOYERIA

Over 1,800 Latin America Locations in Four Countries

- Latin American markets remain receptive to pawn given the high concentration of unbanked and underbanked consumers
- FirstCash's well-established Latin American infrastructure and strong cash flows support the Company's long-term growth strategy in these markets
- Significant opportunity for continued de novo openings and acquisitions across the Company's existing markets in Latin America
- FirstCash continues to evaluate opportunities for expansion into additional Latin America markets

As of 09/30/2023

Pawn Locations by Country

Mexico Operations:

1,715 Stores in all 32 States



1,715
Monterrey, MX
LatAm Headquarters

Central + South America Operations:

92 Stores Across 3 Countries



El Salvador
Guatemala
Colombia
14
64
14

FIRSTCASH HOLDINGS, INC.

P. 15

P . 1 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSFirstCash LatAm Growth Store Count and Net Revenue — $ in Millions REVENUE GROWTH $368 $417 $487 $557 $671 $553 $592 $675 $780 $368 $485 $573 $666 $803 $725 $742 $839 $889 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 TTM Q3 2023 TOTAL REVENUE, USD $ CC TOTAL REVENUE, 2015 MXN @ 15.85 As of 09/30/2023 607 647 690 707 795 864 922 963 1,004 130 308 309 672 828 838 822 808 803 737 955 999 1,379 1,623 1,702 1,744 1,771 1,807 0 600 1,200 1,800 2,400 2015 2016 2017 2018 2019 2020 2021 2022 9/30/2023 DE NOVO OPENINGS ACQUISITIONS STORE COUNT

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 7 $163 $202 $89 $110 $0 $50 $100 $150 $200 $250 Q3 2022 Q3 2023 Q3 2022 Q3 2023 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q3 2023 LatAm Pawn Segment Highlights — All in U.S $ Millions +24% +24% $125 $143 17% 18% 18% 17% 14% 0% 12% 24% 36% 48% $0 $45 $90 $135 $180 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 ALL STORES SAME-STORES YOY % REVENUE SEGMENT CONTRIBUTION PAWN RECEIVABLES $37 $41 $0 $25 $50 $75 $100 Q3 2022 Q3 2023 185% 178% 193% 195% 192% 189% 0% 50% 100% 150% 200% 250% $0 $250 $500 2018 2019 2020 2021 2022 TTM Q3 2023 PAWN FEES RETAIL GP SCRAP GP GP RETURN/EARNING ASSETS 37% 36% 36% 36% 19% 21% 22% 20% 0% 15% 30% 45% 60% Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 Q 1 Q 2 Q 3 QTD RETAIL MARGIN QTD SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETSMARGINS: +12% +15% YOY

P . 1 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSRETAIL POS PAYMENT SOLUTIONS OPERATIONS

AFF Acquisition Expands Product Offerings

FirstCash
NASDAQ: FCFS

Enhances FirstCash's Core Pawn Business

SIGNIFICANTLY DIVERSIFYING FIRSTCASH'S BUSINESS AND PROVIDING A NEW SOURCE OF REVENUE GROWTH

1. PROVIDES PRODUCT AND REVENUE DIVERSIFICATION UTILIZING TECHNOLOGY DRIVEN PAYMENT SOLUTIONS
2. ADDED LTO PAYMENT OPTION TO ALMOST 1,100 U.S. PAWN STORES IN SECOND HALF 2022
3. POTENTIAL FOR AFF CUSTOMERS TO RETURN LEASED MERCHANDISE AT FIRSTCASH PAWN LOCATIONS
4. LONGER TERM, FIRSTCASH EXPECTS TO EXPLORE OPPORTUNITIES FOR POTENTIAL LTO AND RETAIL FINANCE PRODUCTS IN LATAM

FIRSTCASH CONSOLIDATED NET REVENUE MIX


3% BANK LOAN
5% RETAIL INSTALLMENT
82% PAWN
10% LEASE-TO-OWN
2022

FIRSTCASH HOLDINGS, INC.
P. 19

FirstCash
NASDAQ: FCFS

Retail POS Payment Solution Overview

Payment Solutions for All 50 States

Lease-to-Own | Retail Installment | Bank Loans

Apply — In Store or Online

Available at approximately 10,800 merchant partner locations

Instant Decisions — Total Transparency

Decisions are issued quickly upon review of application

Take Items Home — Same Day!

Customers take items home same day or arrange for delivery

Pay As You Go

Auto-Pay option managed online by the customer

As of 09/30/2023

POS Payment Transaction Originations by Product Category


Automotive
20%
Furniture
49%
Jewelry
7%
6%
Elective Medical
18%
Other

YTD – Q3 2023

FIRSTCASH HOLDINGS, INC.
P. 20

P . 2 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS 8,600 10,800 Q3 2022 Q3 2023 Q3 2023 AFF POS Payment Solutions — All in U.S $ Millions $209 $203 $214 $221 $238 $248 $251 Q 1 Q 2 Q 3 20 22 Q 4 Q 1 Q 2 Q 3 20 23 DOOR COUNT REVENUES SEGMENT CONTRIBUTIONGROSS TRANSACTION VOLUME +26% $221 $251 Q3 2022 Q3 2023 +14% $25 $25 $28 $31 $23 $26 $39 Q 1 Q 2 Q 3 20 22 Q 4 Q 1 Q 2 Q 3 20 23 +17% YOY +41% YOY 1 1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation

P . 2 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS FINANCIAL HIGHLIGHTS

P . 2 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $3.81 $2.56 $3.04 $5.36 $4.99 $3.89 $3.01 $3.94 $5.19 $5.66 $0.00 $1.25 $2.50 $3.75 $5.00 $6.25 2019 2020 2021 2022 TTM Q3 2023 EPS ADJUSTED EPS 1 $165 $107 $125 $253 $230 $168 $125 $161 $246 $261 $0 $75 $150 $225 $300 2019 2020 2021 2022 TTM Q3 2023 NET INCOME ADJUSTED NET INCOME 1 Consolidated Operating Highlights — $ in Millions, Except per Share Amounts $1,864 $1,631 $1,699 $2,729 $3,049 $1,864 $1,631 $1,701 $2,772 $3,057 $0 $700 $1,400 $2,100 $2,800 $3,500 2019 2020 2021 2022 TTM Q3 2023 REVENUE ADJUSTED REVENUE $299 $214 $244 $497 $496 $304 $237 $290 $437 $481 $0 $150 $300 $450 $600 2019 2020 2021 2022 TTM Q3 2023 EBITDA ADJUSTED EBITDA 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 1 1

P . 2 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS Cash Flows and Balance Sheet Support Growth — $ in Millions, Except per Share Amounts 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2 Total capacity of bank credit facilities as of 10/18/2023 3 Amounts drawn at 09/30/2023 $232 $222 $223 $469 $461 $222 $292 $102 $313 $264 $223 $293 $114 $315 $268 $0 $100 $200 $300 $400 $500 $600 2019 2020 2021 2022 TTM Q3 2023 OPER. CASH FLOW FREE CASH FLOW ADJ. FREE CASH FLOW $560 $0 $0 $0 $0 $675 $500 $0 $550 $0 $250 $500 $750 $1,000 2023 2024 2025 2026 2027 2028 2029 2030 DEBT MATURITY SCHEDULE BANK CREDIT FACILITIES 2028 4.625% SR. NOTES 2030 5.625% SR. NOTES 1 2 3

P . 2 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 09/30/2023 Cash Dividends & Share Repurchases $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.33 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.33 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.35 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.36 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 2016 2017 2018 2019 2020 2021 2022 2023 EXPECTED QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $275 $114 $107 $50 $158 $114 $93 $368 $482 $588 $638 $796 $910 1,616 4,959 6,264 7,691 8,379 10,583 11,831 0 6,000 12,000 18,000 24,000 $0 $200 $400 $600 $800 $1,000 2017 2018 2019 2020 2021 2022 Q3 2023 C U M U LA T IV E C O U N T S H A R E R EP U R C H A SE D C U M U LA T IV E S H A R E R EP U R C H A SE S (M IL LI O N S ) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED Q3 DIVIDEND INCREASED TO $0.35; ANNUALIZES TO $1.40 PER SHARE JULY 2023 BUYBACK AUTHORIZATION PROVIDES FOR $200 MILLION OF FUTURE SHARE REPURCHASES GOLD OUTLINE IDENTIFIES QUARTERLY DIVIDEND INCREASE

P . 2 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 09/30/2023 Growth Investments & Shareholder Payouts Since 2010 — $ in Millions $0 $1,000 $2,000 $3,000 $4,000 CUMULATIVE TOTAL $3.7 BILLION $819 $1,491 $1,381 STOCK REPURCHASES & DIVIDENDS ‒ 17 MILLION SHARES REPURCHASED ‒ $339 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITION INVESTMENTS ‒ 396 PAWN STORES ACQUIRED IN U.S. ‒ 870 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 879 DE NOVO STORE OPENINGS ‒ 316 PROPERTIES PURCHASED (SINCE 2009) ‒ 322 PROPERTIES CURRENTLY OWNED 1 2 3

FirstCash®
Nasdaq: FCFS

Investment Recap

1 Pawn focused business model

- Small secured pawn loans to unbanked and underbanked consumers with limited or no access to traditional credit products
- Diversified lending and retail model is a significant competitive advantage with strong margins and cash flows
- Resilient pawn focused business model, with limited credit risk

2 Proven multi-country growth strategy

- Mature U.S. business generates significant cash flow with continued growth through small acquisitions
- Runway for growth in Latin America where customer demographics are favorable and large format competition is limited
- Additional growth expected from retail POS payment solution revenues

3 Strong balance sheet funds growth, acquisitions, share buybacks and dividends

With over 12 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas...






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FIRSTCASH HOLDINGS, INC.
P. 27

P . 2 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS FINANCIAL APPENDIX

P . 2 9F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSNon-GAAP Financial Information Please reference the Form 10-Q filed on 10/30/2023 for further explanation THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, ADJUSTED RETAIL POS PAYMENT SOLUTIONS SEGMENT METRICS AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GAAP, PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON- GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES, INCLUDING THE COMPANY’S TRANSACTION EXPENSES INCURRED IN CONNECTION WITH ITS ACQUISITION OF AFF AND THE IMPACTS OF PURCHASE ACCOUNTING WITH RESPECT TO THE AFF ACQUISITION, IN ORDER TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS, AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S.-DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES, RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES (I) BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND (II) TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. IN CONJUNCTION WITH THE CASH AMERICA MERGER IN 2016, THE COMPANY RECORDED CERTAIN LEASE INTANGIBLES RELATED TO ABOVE- OR BELOW-MARKET LEASE LIABILITIES OF CASH AMERICA, WHICH ARE INCLUDED IN THE OPERATING LEASE RIGHT OF USE ASSET ON THE CONSOLIDATED BALANCE SHEETS. AS THE COMPANY CONTINUES TO OPPORTUNISTICALLY PURCHASE REAL ESTATE FROM LANDLORDS AT CERTAIN CASH AMERICA STORES, THE ASSOCIATED LEASE INTANGIBLE, IF ANY, IS WRITTEN OFF AND GAIN OR LOSS IS RECOGNIZED. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE GAINS OR LOSSES GIVEN THE VARIABILITY IN SIZE AND TIMING OF THESE TRANSACTIONS AND BECAUSE THEY ARE NON- CASH, NON-OPERATING GAINS OR LOSSES. THE COMPANY BELIEVES THIS IMPROVES COMPARABILITY OF OPERATING RESULTS FOR CURRENT PERIODS PRESENTED WITH PRIOR PERIODS THE COMPANY’S REPORTING CURRENCY IS THE U.S. DOLLAR, HOWEVER, CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE TRANSACTED IN LOCAL CURRENCIES IN MEXICO, GUATEMALA AND COLOMBIA. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD- OVER-PERIOD COMPARISONS.

Reconciliations of Non-GAAP Financial Measures

FirstCash NASDAQ: FCFS

to GAAP Financial Measures

	Y/E 2019		Y/E 2020		Y/E 2021		Y/E2022		TTM Q3 2023	
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Net Income and Diluted Earnings per Share, as Reported	$164,618	$3.81	$106,579	$2.56	$124,909	$3.04	$253,495	$5.36	$229,778	$4.99
Adjustments, Net of Tax:										
Merger and Acquisition Expenses	1,276	0.03	991	0.02	11,872	0.29	2,878	0.06	4,379	0.09
Non-Cash Foreign Currency (Gain) Loss Related to Lease Liability	(653)	(0.01)	874	0.02	451	0.01	(930)	(0.02)	(1,856)	(0.04)
AFF Purchase Accounting Adjustments	—	—	—	—	37,278	0.91	82,432	1.74	50,529	1.10
Gain on Revaluation of Contingent Acquisition Consideration	—	—	—	—	(13,761)	(0.33)	(90,035)	(1.91)	(21,952)	(0.48)
Other Expenses (Income), Net	2,659	0.06	7,672	0.19	730	0.02	(2,103)	(0.04)	(208)	—
Loss on Extinguishment of Debt	—	—	9,037	0.22	—	—	—	—	—	—
Adjusted Net Income	$167,900	$3.89	$125,153	$3.01	$161,479	$3.94	$245,737	$5.19	$260,670	$5.66

FIRSTCASH HOLDINGS, INC.

P. 30

FirstCash
NASDAQ: FCFS

Reconciliations of Non-GAAP Financial Measures

to GAAP Financial Measures

	Y/E 2019	Y/E 2020	Y/E 2021	Y/E 2022	TTM Q3 2023
Net Income	$164,618	$106,579	$124,909	$253,495	$229,778
Income Taxes	59,993	37,120	41,593	70,138	73,189
Depreciation and Amortization	41,904	42,105	45,906	103,832	107,863
Interest Expense	34,035	29,344	32,386	70,708	86,616
Interest Income	(1,055)	(1,540)	(696)	(1,313)	(1,462)
EBITDA	$299,495	$213,608	$244,098	$496,860	$495,984
Adjustments:					
Merger and Acquisition Expenses	1,766	1,316	15,449	3,739	5,697
Non-Cash Foreign Currency (Gain) Loss Related to Lease liability	(933)	1,249	644	(1,329)	(2,652)
AFF Purchase Accounting Adjustments[1]	–	–	43,362	50,354	8,760
Gain on Revaluation of Contingent Acquisition Consideration	–	–	(17,871)	(109,549)	(26,760)
Other Expenses (Income), Net	3,454	9,064	949	(2,731)	(270)
Loss on Extinguishment of Debt	–	11,737	–	–	–
Adjusted EBITDA	$303,782	$236,974	$289,631	$437,344	$480,759

[1] Excludes $57 million and $2 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended December 31, 2022 and 2021, respectively, which is already included in the add-back of depreciation and amortization to net income used to calculate EBITDA.

Excludes $57 million of amortization expense related to identifiable intangible assets as a result of the AFF acquisition for the trailing twelve months ended September 30, 2023, which is included in the add back of depreciation and amortization to net income used to calculate EBITDA.

	Y/E 2019	Y/E 2020	Y/E 2021	Y/E 2022	TTM Q3 2023
Cash Flow From Operating Activities	$231,596	$222,264	$223,304	$469,305	$460,544
Cash Flow From Investing Activities:					
Pawn Loans, Net[1]	21,650	105,418	(73,340)	(35,817)	(20,536)
Finance Receivables, Net	12,756	1,590	(5,844)	(85,353)	(123,713)
Purchase of Furniture, Fixtures, Equipment and Improvements	(44,311)	(37,543)	(42,022)	(35,586)	(52,679)
Free Cash Flow	$221,691	$291,729	$102,098	$312,549	$263,616
Merger and Acquisition Expenses Paid, Net of Tax Benefit	1,276	991	11,872	2,878	4,379
Adjusted Free Cash Flow	$222,967	$292,720	$113,970	$315,427	$267,995

[1] Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral.

	Y/E 2019	Y/E 2020	Y/E 2021	Y/E 2022	TTM Q3 2023
Total Revenue, as Reported	$1,864,439	$1,631,284	$1,698,965	$2,728,942	$3,049,006
AFF Purchase Accounting Adjustments[2]	0	0	1,708	42,657	7,859
Adjusted Total Revenue	$1,864,439	$1,631,284	$1,700,673	$2,771,599	$3,056,865

	QTD Q1 2022	QTD Q2 2022	QTD Q3 2022	QTD Q4 2022	QTD Q1 2023	QTD Q2 2023	QTD Q3 2023
AFF Revenue, as Reported	$192,396	$191,444	$206,935	$212,668	$238,080	$247,997	$250,795
AFF Purchase Accounting Adjustments[2]	16,173	11,514	7,111	7,859	0	0	0
AFF Adjusted Revenue	$208,569	$202,958	$214,046	$220,527	$238,080	$247,997	$250,795

	QTD Q1 2022	QTD Q2 2022	QTD Q3 2022	QTD Q4 2022	QTD Q1 2023	QTD Q2 2023	QTD Q3 2023
AFF Segment Contribution, as Reported	$4,559	$12,045	$20,091	$22,496	$23,197	$25,831	$39,449
AFF Purchase Accounting Adjustments[2]	20,532	13,112	7,950	8,760	0	0	0
AFF Adjusted Segment Contribution	$25,091	$25,157	$28,041	$31,256	$23,197	$25,831	$39,449

[2] As a result of purchase accounting, AFF's as reported amounts contain significant fair value adjustments. The adjusted amounts exclude these fair value purchase accounting adjustments.

FIRSTCASH HOLDINGS, INC.
P. 31

P . 3 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 NASDAQ: FCFS